UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2018

BRAVO MULTINATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-53765 (Commission File Number)	26-1266967 (IRS Employer Identification No.)
30 West Beaver Creek Rd. Unit # 110 Richmond Hill,Ontario, Canada (principal executive offices)	L4B 3K1 (Zip Code)

(716) 803-0621
(registrant’s telephone number, including area code)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01 Other Information.

The Company, on January 01, 2018 moved it primary office location from 590 York Road, Unit 3, Niagara On The Lake, Ontario Canada, L0S 1J0 to that of the following new address:

BRAVO MULTINATIONAL INCORPORATED (physical address)

30 West Beaver Creek Rd. Unit # 110

Richmond Hill,Ontario, Canada L4B 3K1

Mailing Adress:

BRAVO MULTINATIONAL INCORPORATED

P.O. Box 299

St. Davids Post Office

St. Davids, Ontario, Canada L0S 1P0

Item 9.01.Financial Statements and Exhibits.

(a)Financial statements of business acquired.  Not applicable.

(b)Pro forma financial information.  Not applicable.

(c)Shell registrant transactions.  Not applicable.

(d)Exhibits.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2018	BRAVO MULTINATIONAL INCORPORATED

By /s/ Paul Parliament
Paul Parliament, Chief Executive Officer

3